SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

October 19, 2001
Date of Report (Date of earliest event reported)

NEOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 4.1

Item 5. Other Events.

On October 19, 2001, NeoTherapeutics, Inc. (“NeoTherapeutics”) and Cantor Fitzgerald & Co. (“Cantor”) executed amendments to the Sales Agreements previously enter into by NeoTherapeutics and Cantor on June 12, 2001, and to the Advisory Agreement previously entered into on April 11, 2001 and amended on June 12, 2001. These Agreements were filed as Exhibits 1.1, 1.2, 4.1 and 4.2, respectively, to NeoTherapeutics registration statement on Form S-3 (No. 333-64444), filed on July 2, 2001. The amendments are attached as exhibits to this report and incorporated herein by this reference, and relate primarily to modifications of the compensation provisions of the agreements.

Item 7. Exhibits

Exhibits:

1.1	Amendment to Sales Agreement, dated as of October 19, 2001, by and between Registrant and Cantor Fitzgerald & Co.

1.2	Amendment to Sales Agreement, dated as of October 19, 2001, by and between Registrant and Cantor Fitzgerald & Co.

4.1	Amendment to Advisory Agreement, dated as of October 19, 2001, by and between Registrant and Cantor Fitzgerald & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOTHERAPEUTICS, INC.

Date: October 19, 2001	By:	/s/ SAMUEL GULKO

	Name: Title:	Samuel Gulko Chief Financial Officer

EXHIBIT INDEX

Exhibits:

1.1	Amendment to Sales Agreement, dated as of October 19, 2001, by and between Registrant and Cantor Fitzgerald & Co.

1.2	Amendment to Sales Agreement, dated as of October 19, 2001, by and between Registrant and Cantor Fitzgerald & Co.

4.1	Amendment to Advisory Agreement, dated as of October 19, 2001, by and between Registrant and Cantor Fitzgerald & Co.